UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: March 12, 2014

(Date of earliest event reported)

ProUroCare Medical Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51774

Nevada	20–1212923
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6440 Flying Cloud Drive, Suite 101, Eden Prairie, Minnesota 55344

(Address of principal executive offices, including zip code)

(952) 476–9093

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On March 12, 2014, ProUroCare Medical, Inc. issued a press release announcing its decision to remove its common stock from trading on the OTCQB and to deregister its common stock, warrants and units under Section 12(g) of the Securities and Exchange Act of 1934 (the “Exchange Act”), and suspend its reporting obligations under Section 15(d) of the Exchange Act by filing a Form 15 with the Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                        Press Release date March 12, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL INC.

By:	/s/ Alan Shuler
Alan G. Shuler
Chief Financial Officer and Secretary

Date:  March 12, 2014